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EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Raven Industries, Inc. (the "company") on Form 10-K for the year ending January 31, 2003, the undersigned, Ronald M. Moquist and Thomas Iacarella, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the company.

April 23, 2003                            /S/ Ronald M. Moquist
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       Date                               Ronald M. Moquist
                                          President (Principal Executive
                                          Officer and Director)

April 23, 2003                            /S/ Thomas Iacarella
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       Date                               Thomas Iacarella
                                          Vice President and Chief Financial
                                          Officer (Principal Financial and
                                          Accounting Officer)